EXHIBIT 10.13 #864915v7 SEI INVESTMENTS COMPANY 2024 OMNIBUS EQUITY COMPENSATION PLAN NOTICE OF NONQUALIFIED STOCK OPTION AWARD Pursuant to the terms and conditions of the individual Nonqualified Stock Option Award Agreement (the “Award Agreement”), attached hereto as Attachment A, and the SEI Investments Company 2024 Omnibus Equity Compensation Plan, as amended from time to time (the “Plan”), attached hereto as Attachment B, SEI Investments Company (the “Company”) hereby grants the individual listed in the table below (“you” or “Participant”) an award in the form of a nonqualified stock option (the “Option” or the “Award”) to purchase the number of shares of Company Stock (“Shares”) set forth in the table below, subject to the terms and conditions set forth herein. Your Award is subject to the terms and conditions of this Notice of Nonqualified Stock Option Award (this “Award Notice”), the Award Agreement and the Plan, each of which is incorporated herein by reference. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Plan or Award Agreement, as applicable. Participant: See the Equity Awards Section of your Charles Schwab account Date of Grant: See the Equity Awards Section of your Charles Schwab account Form of Award: Nonqualified Stock Option Number of Shares Underlying Award: See the Equity Awards Section of your Charles Schwab account for number of Shares, which may be separated into, or otherwise displayed as, separate awards with the same Date of Grant to reflect Tranche A and Tranche B of the Award and their applicable vesting schedules noted below. Exercise Price: See the Equity Awards Section of your Charles Schwab account Vesting Schedule: The Option shall vest and become exercisable in full on the later of (1) December 31 of the year in which the Company has Adjusted Earnings Before Income Taxes Per Share (as defined below) that is equal to or greater than an amount that is 25% more than the Adjusted Earnings Before Income Taxes Per Share (as defined below) as of December 31 of the year in which the Award is granted, and (2) the second anniversary of the date of this Award (the “Vesting Date”), provided, that the Participant is employed by, or providing service to, the Employer on the Vesting Date. The Adjusted Earnings Before Income Taxes Per Share (as defined below) target is not determined and confirmed to have been achieved until the date of certification by the Company’s independent public accountants in connection with the financial statements of the Company (the “Certification Date”). Therefore, the Options subject to this Award will be considered to have vested as of the Vesting Date, but will not be available to exercise until the Company files its audited financial statements that reflect the Adjusted Earnings Before Income Taxes Per Share target being

#864915v7 achieved have been filed by the Company with the Securities and Exchange Commission on a Form 10-K. To the extent Participant’s employment is terminated by the Company without Cause between the end of a fiscal year and prior to the Certification Date for such year, the applicable tranche of the Option shall remain outstanding and eligible to vest in connection with such certification by the Company’s independent public accountants that the applicable performance criteria was met. If such certification does not occur on the applicable Certification Date, the applicable tranche of the Option shall be forfeited in its entirety without consideration. In the event the Option (or tranche thereof) vests as set forth in this paragraph, the post-termination period for exercise of the Option (or applicable tranche thereof) set forth in Section 3(b)(i) shall commence on the Certification Date rather than the date of termination. Performance Definition: “Adjusted Earnings Before Income Taxes Per Share” means, as determined by the Committee in its sole discretion, the quotient of (A) the Company’s calendar year income before income taxes adjusted to not include: (i) any reduction for stock-based compensation expense associated with stock options in accordance with Accounting Standards Codification 718 equity compensation (Stock-Based Compensation)(as related to stock options only); and (ii) the product of (X) any amount of the Company’s consolidated income that is attributable to any consolidated entity in accordance with ASC 810, Consolidation, that is a less than wholly-owned entity, multiplied by (Y) the percentage of non-controlling equity of any such entity that is a less than wholly-owned entity, divided by (B) the Company’s then diluted outstanding Shares. Notwithstanding the foregoing, the Committee may, among other things, make such further adjustments from time to time to either of the foregoing clauses (A) or (B) as they deem necessary or appropriate to reflect (i) new accounting principles or practices or (ii) non- recurring transactions or events that significantly affect the Company’s consolidated balance sheet as well as its consolidated income statement. Term of Award: The Award shall have the term and shall expire as set forth in Section 3 of the Award Agreement. Participant Acceptance: By accepting this Award, you agree to be bound by the terms and conditions of the Plan, this Award Notice, and the Award Agreement. You acknowledge delivery of the Plan and the Plan prospectus together with this Award Notice and the Award Agreement, as well as the Company’s Insider Trading Policy and the Company’s Clawback

#864915v7 Policy, as applicable. The Participant accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Award Notice, the Award Agreement, or the Clawback Policy, as applicable. You can confirm acceptance of or reject this Award by clicking the “Accept” or “Reject” (or similar wording) button on the award acceptance screen of your Plan account at Charles Schwab. If you wish to reject this Award, you must do so no later than sixty (60) days after the Date of Grant. If within such sixty (60) day period you neither affirmatively accept nor affirmatively reject this Award, you will be deemed to have accepted this Award at the end of such sixty (60) day period pursuant to the terms and conditions set forth in this Award Notice, the Award Agreement, and the Plan.

#864915v7 Attachment A SEI INVESTMENTS COMPANY 2024 OMNIBUS EQUITY COMPENSATION PLAN NONQUALIFIED STOCK OPTION AWARD AGREEMENT This NONQUALIFIED STOCK OPTION AWARD AGREEMENT (this “Award Agreement”) is dated as of the date set forth as the “Date of Grant” on the Award Notice, to which this Award Agreement is attached as Attachment A, and which was agreed to electronically between the Company and the Participant identified on the Award Notice. RECITALS WHEREAS, the Plan provides for the grant of options to purchase Shares, including stock options in the form of nonqualified stock options and the Compensation Committee of the Board of Directors of the Company (the “Committee”), with the approval of the Company’s Board of Directors (the “Board”), has decided to make a nonqualified stock option grant as an inducement for the Participant to promote the best interests of the Company and its shareholders; WHEREAS, the nonqualified stock option grant confirmed hereby is subject in all respects to the terms and conditions of the Plan and the actions and determinations of the Committee under the Plan, and any provision hereof, to the extent inconsistent with the Plan, is null and void; and WHEREAS, capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan or Award Notice, as applicable. NOW, THEREFORE, the parties to this Award Agreement, intending to be legally bound hereby, agree as follows: 1. Grant of Option. Subject to the terms and conditions set forth in this Award Agreement and in the Plan, the Company hereby grants to the Participant an unvested nonqualified stock option (the “Option”) to purchase the number of Shares set forth on the Award Notice with a per Share exercise price as set forth on the Award Notice. The Option shall vest and become exercisable as described in Section 2 and the Award Notice. 2. Vesting and Exercisability of Option. (a) The Option shall vest and become exercisable in full on the Vesting Date as specified on the Award Notice; provided that the Participant is employed by, or providing service to, the Employer (as defined in the Plan) on the Vesting Date, or, in the case of a termination of employment by the Company without Cause, as may otherwise be set forth on the Award Notice. (b) The vesting and exercisability of the Option is cumulative, but shall not exceed 100% of the Shares subject to the Option.

#864915v7 (c) An Option may only be exercised while the Participant is actively employed by the Company or its subsidiary, or actively providing service as a Non-Employee Director or Consultant or during the periods set forth in Section 3; provided that for this purpose a Participant shall not be considered actively employed by or actively providing services to the Company or a subsidiary of the Company during any paid notice or severance period (unless otherwise decided by the Committee). 3. Term of Option. (a) The Option shall have a term of ten years from the Date of Grant and shall terminate as of the date that is the day before the tenth anniversary of the Date of Grant (“Expiration Date”), unless it is terminated at an earlier date pursuant to the provisions of this Award Agreement or the Plan. For the avoidance of doubt, if the Option, or any portion of the Option, has not become vested or exercisable as of the Expiration Date it shall terminate consistent with the preceding sentence. (b) The Option shall automatically terminate upon the happening of the first of the following events: (i) Except as otherwise provided in the Award Notice, the expiration of the 90- day period after the Participant ceases to be employed by, or provide service to, the Employer, if the termination is for any reason other than Disability (as defined in the Plan), death or Cause (as defined below). (ii) The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer on account of the Participant’s Disability. (iii) The expiration of the one-year period after the Participant ceases to be employed by, or provide service to, the Employer, if the Participant dies (A) while employed by, or providing service to, the Employer or (B) within the 90-day period described in subsection (i) above. (iv) The date on which the Participant ceases to be employed by, or provide service to, the Employer for Cause. In addition, notwithstanding the prior provisions of this Section 3, if the Participant engages in conduct that constitutes Cause or breaches Section 5 after the Participant’s employment or service terminates, the Option shall immediately terminate. (c) Notwithstanding the foregoing, in no event may the Option be exercised after the Expiration Date. Any portion of the Option that is not exercisable at the time the Participant ceases to be employed by, or provide service to, the Employer shall immediately terminate. (d) “Cause” shall mean conduct as shall be determined from time to time to constitute “cause” but shall in any event include without limitation the following: (i) an act of material dishonesty by the Participant in connection with the Participant’s responsibilities to the Company, (ii) the Participant’s conviction of, or plea of nolo contendere to, a felony, (iii) the Participant’s gross misconduct in connection with the Participant’s responsibilities to the Company, (iv) fraud, embezzlement, or misappropriation of any amounts of money or assets or property of the

#864915v7 Company, (v) the Participant’s violation of the written policies or procedures of the Company or a subsidiary or an affiliate, as applicable; or (vi) the Participant’s continued failure to perform the Participant’s responsibilities to the Company after the Participant has received a written demand for such performance. 4. Exercise Procedures. (a) Subject to the provisions of Sections 2 and 3 above, the Participant may exercise part or all of the exercisable Option by giving the Company written notice of intent to exercise in the manner provided in this Award Agreement, specifying the number of Shares as to which the Option is to be exercised and the method of payment. Payment of the exercise price shall be made in accordance with procedures established by the Board from time to time based on type of payment being made but, in any event, prior to issuance of the Shares. The Participant shall pay the exercise price (i) in cash, (ii) if permitted by the Committee, by delivering Shares owned by the Participant and having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the exercise price or by attestation to ownership of Shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (iv) by such other method as the Committee may approve, to the extent permitted by applicable law. The Board may impose from time to time such limitations as it deems appropriate on the use of Shares of the Company to exercise the Option. The Company may require the Participant to exercise Options to be exercised through a particular broker or service provider. (b) The obligation of the Company to deliver Shares upon exercise of the Option shall be subject to all applicable laws, rules, and regulations and such approvals by governmental agencies as may be deemed appropriate by the Board, including such actions as Company counsel shall deem necessary or appropriate to comply with relevant securities laws and regulations or applicable Company policies. The Company may require that the Participant (or other person exercising the Option after the Participant’s death) represent that the Participant is purchasing Shares for the Participant’s own account and not with a view to or for sale in connection with any distribution of the Shares, or such other representation as the Board deems appropriate. (c) All obligations of the Company under this Award Agreement shall be subject to the rights of the Employer under the Plan to withhold amounts required to be withheld for any federal, state, or local withholding taxes, employment taxes, social insurance, social security, national insurance contributions, other contributions, payroll taxes, levies, payment on account obligations or other amounts required to be collected, withheld or accounted for with respect to the Award (as applicable “Withholding Taxes”). Unless otherwise determined by the Committee, if the Participant is subject to trading restrictions under the Company’s insider trading policy, the Participant shall be required to pay to the Employer, or make other arrangements satisfactory to the Employer to provide for the payment of, any Withholding Taxes with respect to the Option. If the Participant is not subject to trading restrictions under the Company’s insider trading policy, except as otherwise may be permitted by the Committee, the Participant may elect to satisfy any Withholding Taxes by Sell-to-Cover (as defined below) or pay to the Employer any Withholding Taxes with respect to the Option. “Sell-to-Cover” means the Participant electing to sell Shares in an amount having an aggregate Fair Market Value equal to the Withholding Taxes (or such greater

#864915v7 amount if the Participant makes such an election), and to allow the designated broker (the “Broker”) to remit the cash proceeds of such sale to the Company to satisfy the Withholding Taxes. (d) The Participant authorizes the Employer or its respective agents, at their discretion, to satisfy the obligations with respect to all Withholding Taxes (if any) by withholding from any wages or other cash compensation paid to the Participant by the Employer. 5. Restrictive Covenants. The Participant agrees that, as a condition to receiving the Option, the Participant will execute or has previously executed and will continue to comply with the obligations set forth any Confidentiality, Non-Solicitation and Non-Competition Agreement (“Covenant Agreement”) or covenant that the Participant may have delivered to the Company. If a Covenant Agreement is not on file with the Company on or before the 60th day following the Date of Grant, the Option will be immediately and irrevocably forfeited, and Participant shall have no rights hereunder. Notwithstanding any other provisions in this Award Agreement, if Participant violates the terms of any confidentiality, non-solicitation, or other restrictive covenant agreement between the Company or an affiliate (including the Covenant Agreement), the Option (including any tranche thereof), whether vested or unvested, shall be immediately and irrevocably forfeited. 6. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Award, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan. 7. Restrictions on Exercise. Except as the Board may otherwise permit pursuant to the Plan, only the Participant may exercise the Option during the Participant’s lifetime and, after the Participant’s death, the Option shall be exercisable (subject to the limitations specified in the Plan) solely by the legal representatives of the Participant, or by the person who acquires the right to exercise the Option by will or by the laws of descent and distribution, to the extent that the Option is exercisable pursuant to this Award Agreement. 8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and exercise of the Option are subject to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (i) rights and obligations with respect to withholding taxes, (ii) the registration, qualification or listing of the Shares, (iii) changes in capitalization of the Company and (iv) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Option pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder. 9. No Employment or Other Rights. The grant of the Option shall not confer upon the Participant any right to be retained by or in the employ or service of the Employer and shall not interfere in any way with the right of the Employer to terminate the Participant’s employment or service at any time. The right of the Employer to terminate at will the Participant’s employment or service at any time for any reason is specifically reserved. 10. No Shareholder Rights. Neither the Participant, nor any person entitled to exercise the Participant’s rights in the event of the Participant’s death, shall have any of the rights and privileges

#864915v7 of a shareholder with respect to the Shares subject to the Option, until Shares have been transferred on the Company’s books. 11. Assignment and Transfers. Except as the Board may otherwise permit pursuant to the Plan, the rights and interests of the Participant under this Award Agreement may not be sold, assigned, encumbered or otherwise transferred, except by will, the laws of marital property distribution, or the laws of descent to immediate family members, or such other specified entity created for the exclusive benefit of the Participant’s immediate family members, or pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder) and in accordance with the terms and conditions as determined by the Board from time to time and subject to the terms of the Plan. In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Option or any right hereunder, except as provided for in this Award Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Option by notice to the Participant, and the Option and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Award Agreement may be assigned by the Company without the Participant’s consent. 12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof. 13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Financial Officer at the Company’s corporate headquarters, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer, or to such other address as the Participant may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or email, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service. 14. Clawback Rights. The Participant acknowledges and agrees that the Award and the right to receive and retain any Shares received in connection therewith shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be approved or implemented by the Board or the Committee from time to time, whether or not approved before or after the Date of Grant. Accordingly, the Participant agrees that, subject to the requirements of applicable law, the Award, and the right to receive and retain any Shares, or the amount of any gain realized or payment received as a result of any sale or other disposition of the Shares, covered by this Award Agreement, shall be subject to rescission, cancellation or recoupment or offset, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter that is applicable to the Participant, subject to applicable law, including Section 409A of the Code. No portion of the Award shall be deemed earned until after application of any applicable “clawback” or similar policy of the Company (and any provided amount, as applicable, shall be deemed an advance that remained subject to the Participant satisfying all eligibility conditions for earning the amounts deferred, accrued, or credited under the Plan).

#864915v7 15. Application of Section 409A of the Code. This Award Agreement and the Award are intended to comply with, or be exempt from, the requirements of Section 409A of the Code, and shall in all respects be administered in accordance with Section 409A of the Code. If the Award is subject to Section 409A of the Code, (a) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code; (b) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code; (c) payments to be made upon a Change of Control shall only be made upon a “change of control event” under Section 409A of the Code; and (d) each payment shall be treated as a separate payment for purposes of Section 409A of the Code. If Participant is a Key Employee (as defined in the Plan) and any distribution with respect to the Awards is to be distributed on a separation from service, such distribution shall be postponed for six months as set forth in Section 19(c)(iii) of the Plan. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code (but the Company cannot guarantee that this Award Agreement will comply with and meet all the requirements of Section 409A of the Code). This Award Agreement shall be construed and interpreted consistent with that intent. 16. Entire Agreement. This Award Agreement contains the entire understanding between the Company and the Participant with respect to the matter set forth herein, and shall supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.